================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported): September 8, 2000



                             U.S. Interactive, Inc.
               (Exact name of issuer as specified in its charter)



          Delaware                       0-26923               23-3316696
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)



                           2012 Renaissance Boulevard
                       King of Prussia, Pennsylvania 19406
              (Address of principal executive offices and zip code)


                                 (610) 313-9700
              (Registrant's telephone number, including area code)

Item 5.  Other events.

         On September 8, 2000, U.S. Interactive, Inc. (the "Company") issued a press release announcing that Stephen Zarrilli has resigned from the Company and that William C. Jennings, a member of the Board of Directors of the Company, had been named to succeed Mr. Zarrilli as the Company's Chief Executive Officer.

         A copy of the press release is attached hereto as Exhibit 99 to this Report and is incorporated herein by reference.




Item 7.  Financial Statements and Exhibits.

The following is filed as an Exhibit to this Report:

Exhibit Number                       Description
--------------                       -----------

     99                    Press Release dated September 8, 2000.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in King of Prussia, Upper Merion Township, Commonwealth of Pennsylvania, on the 11th day of September, 2000.


                                           U.S. INTERACTIVE, INC.


                                           By: /s/ William C. Jennings
                                              --------------------------------
                                                 William C. Jennings
                                                 Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit Number                       Description
--------------                       -----------

     99                    Press Release dated September 8, 2000.